SANTANDER BANCORP
UNAUDITEDCONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2004 AND 2003 AND DECEMBER 31, 2003
(Dollars in thousands, except per share data)

ASSETS

		As restated		Variance
	30-Jun-04	30-Jun-03	31-Dec-03	06/04-12/03
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$157,982	$132,873	$99,183	59.28%
Interest bearing deposits	14,233	25,302	15,300	-6.97%
Federal funds sold and securities purchased under agreements to resell	241,150	255,700	278,750	-13.49%
Total cash and cash equivalents	413,365	413,875	393,233	5.12%
INTEREST BEARING DEPOSITS	300	-	10,000	N/A
TRADING SECURITIES	42,945	21,620	42,547	0.94%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,554,685	1,064,435	1,664,311	-6.59%
INVESTMENT SECURITIES HELD TO MATURITY, at amortized cost	845,377	902,544	833,127	1.47%
LOANS HELD FOR SALE, net	291,068	381,583	297,201	-2.06%
LOANS, net	4,622,433	3,641,749	3,917,566	17.99%
ALLOWANCE FOR LOAN LOSSES	(67,936)	(61,986)	(70,572)	-3.74%
PREMISES AND EQUIPMENT, net	50,283	61,508	61,107	-17.71%
ACCRUED INTEREST RECEIVABLE	36,943	32,175	36,398	1.50%
GOODWILL	34,791	34,791	34,791	0.00%
INTANGIBLE ASSETS	4,251	5,662	4,662	-8.82%
OTHER ASSETS	122,589	132,745	142,050	-13.70%
	$7,951,094	$6,630,701	$7,366,421	7.94%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non-interest bearing	$697,319	$686,445	$700,413	-0.44%
Interest bearing	3,704,886	3,077,729	3,441,815	7.64%
Total deposits	4,402,205	3,764,174	4,142,228	6.28%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	427,000	392,320	350,000	22.00%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	1,669,033	1,287,087	1,808,238	-7.70%
COMMERCIAL PAPER ISSUED	574,636	174,775	254,904	125.43%
TERM NOTES	174,113	258,036	165,966	4.91%
CAPITAL NOTES	15,925	3,925	15,925	0.00%
ACCRUED INTEREST PAYABLE	18,867	20,417	18,728	0.74%
OTHER LIABILITIES	177,520	128,736	129,600	36.98%
	7,459,299	6,029,470	6,885,589	8.33%

STOCKHOLDERS' EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized; 2,610,008 shares issued
and outstanding in June 2003	-	65,250	-	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 46,410,214 shares issued;
42,398,954 shares outstanding in June 2004, 2003 and December 2003.	116,026	116,026	116,026	0.00%
Capital paid in excess of par value	211,742	211,742	211,742	0.00%
Treasury stock at cost, 4,011,260 shares in June 2004, 2003 and December 2003.	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(40,428)	(13,239)	(19,465)	107.70%
Retained earnings-
Reserve fund	119,432	116,482	119,432	0.00%
Undivided profits	152,575	172,522	120,649	26.46%
Total stockholders' equity	491,795	601,231	480,832	2.28%
	$7,951,094	$6,630,701	$7,366,421	7.94%

SANTANDER BANCORP
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTH PERIODS AND THE QUARTERS ENDED JUNE 30, 2004 AND 2003

(Dollars in thousands, except per share data)

	For the six months ended		For the quarters ended
		As restated		As restated
	June 30,	June 30,	June 30,	June 30,
	2004	2003	2004	2003
INTEREST INCOME:
Loans	$118,753	$121,535.00	$60,853.00	$61,274.00
Investment securities	51,747	35,045	24,532	16,892
Interest bearing deposits	234	410	102	192
Federal funds sold and securities purchased under
agreements to resell	1,219	956	639	566
Total interest income	171,953	157,946	86,126	78,924

INTEREST EXPENSE:
Deposits	26,711	30,135	13,531	14,069
Securities sold under agreements to repurchase
and other borrowings	37,607	37,888	18,958	18,778
Subordinated capital notes	28	405	7	186
Total interest expense	64,346	68,428	32,496	33,033
Net interest income	107,607	89,518	53,630	45,891

PROVISION FOR LOAN LOSSES	14,750	25,780	6,000	13,715
Net interest income after provision for loan losses	92,857	63,738	47,630	32,176

OTHER INCOME:
Bank service charges, fees and other	19,224	19,916	9,579	9,685
Broker/dealer, asset management and insurance fees	25,265	21,218	12,814	9,874
Gain on sale of securities	9,003	10,008	100	5,339
Gain on sale of mortgage servicing rights	196	185	105	60
Gain(loss) on sale of loans	157	4,013	(55)	3,723
Gain on sale of building	2,754	-	-	-
Other income	3,009	5,031	539	3,080
Total other income	59,608	60,371	23,082	31,761

OTHER OPERATING EXPENSES:
Salaries and employee benefits	46,229	43,211	22,680	21,386
Occupancy costs	6,670	6,622	3,270	3,346
Equipment expenses	3,602	3,770	1,838	1,915
EDP servicing, amortization and technical expenses	16,097	19,142	7,466	10,353
Communication expenses	4,590	4,110	2,482	2,144
Business promotion	4,312	3,243	2,632	1,217
Other taxes	4,525	5,157	2,251	2,588
Other operating expenses	22,702	23,788	12,039	11,713
Total other operating expenses	108,727	109,043	54,658	54,662

Income before provision for income tax	43,738	15,066	16,054	9,275

PROVISION FOR INCOME TAX	2,477	2,905	8	2,253

NET INCOME	41,261	12,161	16,046	7,022
DIVIDENDS TO PREFERRED SHAREHOLDERS	-	2,284	-	1,142
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	41,261	9,877	16,046	5,880
EARNINGS PER COMMON SHARE*	$0.88	$0.21	$0.34	$0.13

SANTANDER BANCORP

	30-Jun			30-Jun-03
	2004	2004	2004	As restated
	Year to	Second	First	Year to	Second
SELECTED RATIOS	Date	Quarter	Quarter	Date	Quarter

Net interest margin (1)	3.33%	3.24%	3.42%	3.22%	3.26%
Return on average assets (2)	1.12%	0.86%	1.40%	0.38%	0.44%
Return on average common equity (2)	17.35%	13.80%	21.01%	3.72%	4.42%
Efficiency Ratio (1,3)	66.07%	67.49%	67.71%	73.77%	72.07%
Non interest income to revenues	25.74%	21.14%	29.95%	27.65%	28.69%
Capital:
Total capital to risk-adjusted assets	-	10.64%	10.97%	-	13.16%
Tier I capital to risk-adjusted assets	-	9.09%	9.39%	-	11.91%
Leverage ratio	-	6.17%	6.33%	-	8.40%
Non-performing loans to total loans	-	1.95%	2.11%	-	2.67%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	2.03%	2.18%	-	2.78%
Allowance for loan losses to non-
performing loans	-	70.77%	77.74%	-	57.64%
Allowance for loans losses to period-
end loans	-	1.38%	1.64%	-	1.54%

OTHER SELECTED FINANCIAL DATA	6/30/04	6/30/03	12/31/03
	(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)	$4,016.6	$3,536.0	$3,782.8
Broker-dealer customer accounts	4,188.1	3,365.2	3,727.4
Mutual fund and assets managed	2,085.0	1,507.5	1,859.0
Trust, institutional and private accounts assets under management	1,208.0	908.7	1,300.6
Total	$11,497.7	$9,317.4	$10,669.7

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities (and gain on sale of building for 1Q04).

SANTANDER BANCORP

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

	Quarters Ended					Six-month Periods ended June 30,
		As restated					As restated
	June 30,	June 30,	Mar. 31,	2Q04/2Q03	2Q04/1Q04
	2004	2003	2004	Variation	Variation	2004	2003	Variation

Interest Income	$86,126	$78,924	$85,827	9.1%	0.3%	$171,953	$157,946	8.9%
Tax equivalent adjustment	4,375	3,535	4,740	23.8%	-7.7%	9,115	7,926	15.0%
Interest income on a tax equivalent basis	90,501	82,459	90,567	9.8%	-0.1%	181,068	165,872	9.2%
Interest expense	32,496	33,033	31,851	-1.6%	2.0%	64,346	68,428	-6.0%
Net interest income on a tax equivalent basis	58,005	49,426	58,716	17.4%	-1.2%	116,722	97,444	19.8%
Provision for loan losses	6,000	13,715	8,750	-56.3%	-31.4%	14,750	25,780	-42.8%

Net interest income on a tax equivalent basis after provision	52,005	35,711	49,966	45.6%	4.1%	101,972	71,664	42.3%
Other operating income	23,037	22,699	24,763	1.5%	-7.0%	47,694	46,350	2.9%
Gain on sale of securities	100	5,339	8,903	-98.1%	-98.9%	9,003	10,008	10.0%
Gain on sale of loans	(55)	3,723	212	-101.5%	-125.9%	157	4,013	96.1%
Gain on sale of building	-	-	2,754	N/A	-100.0%	2,754	-	N/A
Other operating expenses	54,658	54,662	54,174	0.0%	0.9%	108,727	109,043	-0.3%
Income on a tax equivalent basis before income taxes	20,429	12,810	32,424	59.5%	-37.0%	52,853	22,992	129.9%
Provision (credit) for income taxes	8	2,253	2,469	-99.6%	-99.7%	2,477	2,905	-14.7%
Tax equivalent adjustment	4,375	3,535	4,740	23.8%	-7.7%	9,115	7,926	15.0%
NET INCOME (LOSS)	$16,046	$7,022	$25,215	128.5%	-36.4%	$41,261	$12,161	239.3%

SELECTED RATIOS:
	Quarters Ended			Six-month Periods ended June 30,
		As restated
	June 30,	June 30,	Mar. 31,		As restated
	2004	2003	2004	2004	2003
Per share data (1):
Earnings (loss) per common share	$0.34	$0.13	$0.54	$0.88	$0.21
Average common shares
outstanding **	46,638,849	46,638,849	46,638,849	46,638,849	46,683,594
Common shares outstanding
at end of period **	46,638,849	46,638,849	46,638,849	46,638,849	46,638,849
Cash Dividends per Share:
Preferred Stock*	$-	$0	$-	$-	$0.87
Common Stock	$0.11	$0.11	$0.11	$0.22	$0.22

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.
*Including redemption premium in Dec. 2003
**After giving retroactive effect to the stock dividend declared on July 9, 2004